SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND SUMMARY PROSPECTUSES

Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF (ESCR)
Xtrackers High Beta High Yield Bond ETF (HYUP)
Xtrackers J. P. Morgan ESG Emerging Markets Sovereign ETF (ESEB)
Xtrackers J. P. Morgan ESG USD High Yield Corporate Bond ETF (ESHY)
Xtrackers Low Beta High Yield Bond ETF (HYDW)
Xtrackers Municipal Infrastructure Revenue Bond ETF (RVNU)
Xtrackers Short Duration High Yield Bond ETF (SHYL)
Xtrackers USD High Yield Corporate Bond ETF (HYLB)

Effective March 17, 2021, Tanuj Dora no longer serves as a portfolio manager of the above-referenced funds. Accordingly, all references to Tanuj Dora are deleted.
Please Retain This Supplement for Future Reference
March 17, 2021
PROSTKR21-13